PMV Adaptive Risk Parity ETF

ARP

a series of Advisors’ Inner Circle Fund II (the “Trust”)

Supplement dated October 23, 2023

to the Summary Prospectus and Prospectus of

PMV Adaptive Risk Parity ETF (the “Fund”),

each dated December 20, 2022

At a special meeting held on September 19, 2023, shareholders approved a new investment sub-advisory agreement between Vident Advisory, LLC, PMV Capital Advisers, LLC, and acknowledged and accepted by The Advisors’ Inner Circle Fund II.

Any references in the Summary Prospectus and Prospectus to Vident Investment Advisory, LLC as the sub-adviser for the Fund are deleted and replaced with Vident Advisory, LLC. Vident Advisory has been registered as an investment adviser with the SEC since 2019.

Please retain this Supplement for future reference.

PMV-SK-003-0100